UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	800 Scudders Mill Road,
Plainsboro,
New Jersey 08536

Name and address of agent for service:	Mr. Christian Pittard
Aberdeen Asset Management Inc.
1735 Market Street
37th Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	10/31/06

Date of reporting period:	10/31/06

Item 1 – Reports to Stockholders

Invests primarily in equity securities of Australian companies listed on the Australian Stock Exchange.

Annual Report

October 31, 2006

Letter to Shareholders

November 30, 2006

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”) for the year ended October 31, 2006. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund’s secondary investment objective is current income.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 25.66% for the year ended October 31, 2006, assuming reinvestment of distributions, compared with 30.57%, in U.S. dollar terms, for the S&P/ASX 200 Accumulation Index.

Share Price Performance

The Fund’s share price increased 7.8% over the year, from $12.99 on October 31, 2005 to $14.00 on October 31, 2006. The Fund’s share price on October 31, 2006 represented a premium of 5.7% to the NAV per share of $13.25 on that date, compared with a premium of 10.6% to the NAV per share of $11.75 on October 31, 2005. At the date of this letter, the share price was $14.40, representing a premium of 8.3% to the NAV per share of $13.30.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2006, the Board of Directors determined the rolling distribution rate to be 10% for the 12 month period commencing with the distribution payable in April 2006. This policy will be subject to regular review by the Fund’s Board of Directors. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On November 22, 2006, the Board of Directors declared a quarterly distribution of 32 cents per share, payable on January 12, 2007 to all shareholders of record as of December 4, 2006. The record date for this distribution is earlier than the date the Fund has used in the past for its fourth quarter distributions. The reason for this change is to facilitate, subject to market conditions, a public offering of Fund shares prior to the end of 2006. Pursuant to the terms of the Fund’s exemptive relief obtained for Section 19(b) of the Investment Company Act of 1940, as amended, and other guidance received from the staff of the Securities and Exchange Commission, the Fund is limited to making a public offering within a specified period following the record date of a distribution.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (continued)

Registration Statement for Issuance of Shares of Common Stock

On April 28, 2006, the Fund filed a registration statement for the public offering of additional shares of the Fund’s Common Stock. The registration statement has not yet been declared effective. The securities covered by the registration statement may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. The information in this report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of such securities, in any State in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the laws of any such state.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2006, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Quarterly Reports to Shareholders

In 2004, in an effort to reduce Fund expenses, the Fund discontinued the printing and mailing of quarterly reports to shareholders for the three-month periods ending January 31 and July 31, and instead posted such reports on the Fund’s website. The Board of Directors has determined that the Fund will no longer prepare formal quarterly reports for the periods ending January 31 and July 31, but, as noted above, shareholders will be able to obtain essential information about the Fund for such periods through the Fund’s reports on Form N-Q, available on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205. Semi-annual and annual reports to shareholders will continue to be prepared and mailed to shareholders.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (continued)

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen Asset Management Inc. by:

•	Calling toll free on 1-866-839-5205 in the United States,

•	E-mailing to InvestorRelations@aberdeen-asset.com, or

•	Visiting the website at www.aberdeeniaf.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Martin Gilbert

President

All amounts are U.S. dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.

Your Board’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund may be required to indicate the sources of certain distributions to shareholders. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2006, were comprised of 35% net investment income and 65% realized capital gains.

In January 2007, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2006 calendar year.

Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York (the “Plan Agent”) will purchase shares for you on the American Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a Participant in the Plan, you will benefit from:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower cost - shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, together with an enrollment form, please contact the Plan Agent, The Bank of New York, Shareholder Relations Department, P.O. Box 11258, Church Street Station, New York, NY 10286 or call toll free on 1-800-432-8224.

Aberdeen Australia Equity Fund, Inc.

Portfolio Composition

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200 Accumulation Index. As of October 31, 2006, the Fund did not have more than 25% of its assets invested in any industry group. The financial industry sector is comprised of several groups.

As of October 31, 2006, the Fund held 97.1% of its net assets in equities and 2.9% in other assets in excess of liabilities.

Aberdeen Australia Equity Fund, Inc.

Top Ten Equity Holdings

The following were the Fund’s top ten holdings at October 31, 2006:

Name of Security	Percentage of Net Assets

Rio Tinto Limited	8.9%

BHP Billiton Limited	8.8%

Australia & New Zealand Banking Group Limited	7.4%

QBE Insurance Group Limited	7.0%

Westpac Banking Corporation Limited	6.6%

Woolworths Limited	5.4%

TABCORP Holdings Limited	4.8%

Westfield Group Limited	4.8%

Woodside Petroleum Limited	4.5%

Commonwealth Bank of Australia	4.1%

Aberdeen Asset Management Asia Limited

November 2006

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments

As of October 31, 2006

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS—97.1%
Common Stocks—97.1%
Consumer Discretionary—8.9%
965,500	APN News & Media Corporation Limited*	$4,572,572
374,000	Billabong International Limited	4,538,104
840,500	TABCORP Holdings Limited	10,731,946

		19,842,622

Consumer Staples—10.3%
839,000	Foster’s Group Limited	4,187,728
1,028,500	Lion Nathan Limited	6,598,051
761,000	Woolworths Limited	12,184,339

		22,970,118

Energy—4.5%
345,500	Woodside Petroleum Limited	10,039,563

Financials—33.2%
738,000	Australia & New Zealand Banking Group Limited	16,584,783
171,500	Australian Stock Exchange Limited	4,698,121
447,500	Bendigo Bank Limited*	5,083,653
248,000	Commonwealth Bank of Australia*	9,154,337
815,000	QBE Insurance Group Limited	15,577,988
512,000	Suncorp-Metway Limited*	8,241,193
798,000	Westpac Banking Corporation Limited	14,789,900

		74,129,975

Industrials—11.3%
1,352,500	Downer EDI Limited	6,740,311
292,500	Leighton Holdings Limited	4,814,489
2,159,000	Qantas Airways Limited	7,083,947
246,500	Wesfarmers Limited*	6,588,644

		25,227,391

Materials—17.7%
934,000	BHP Billiton Limited*	19,717,328
327,000	Rio Tinto Limited*	19,839,039

		39,556,367

Property—4.8%
740,500	Westfield Group Limited	10,675,660

Telecommunication Services—3.5%
1,797,000	Telecom Corporation of New Zealand Limited	5,590,246
778,500	Telstra Corporation Limited*	2,385,671

		7,975,917

Utilities—2.9%
148,000	AGL Energy Limited	1,758,033
85,470	Alinta Limited	701,094
4,116,000	SP Ausnet	4,140,717

		6,599,844

Total Investments—97.1% (cost $133,819,096)		217,017,457
Other Assets in Excess of Liabilities—2.9%		6,570,563

Net Assets—100.0%		$223,588,020

*	Portion of security is on loan. (See Note 3)

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value (including $43,085,579 of securities on loan) (cost $133,819,096) (Note 3)	$217,017,457
Foreign currency, at value (cost $2,931,116)	3,009,190
Cash	1,034,174
Receivable for investments sold	2,792,924
Deferred offering expenses (Note 5)	151,198
Dividends receivable	4,507
Other assets	71,466

Total assets	224,080,916

Liabilities
Investment management fee payable	156,780
Offering expenses payable (Note 5)	46,500
Administration fee payable	7,456
Accrued expenses and other liabilities	282,160

Total liabilities	492,896

Net Assets	$223,588,020

Composition of Net Assets
Common Stock (par value $.01 per share)	$168,691
Paid-in capital in excess of par	135,127,779
Distributions in excess of net investment income	(1,833,137)
Accumulated net realized gains on investment transactions	8,366,719
Net unrealized appreciation on investments	68,879,622
Accumulated net realized foreign exchange losses	(1,558,983)
Net unrealized foreign exchange gains	14,437,329

Net Assets	$223,588,020

Net asset value per common share based on 16,869,121 shares issued and outstanding	$13.25

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2006

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $352,151)	$9,527,206
Interest	384,314
Income from securities loaned, net	53,633

9,965,153

Expenses
Investment management fee	1,766,552
Legal fees and expenses	454,454
Directors’ fees and expenses	219,219
Custodian’s fees and expenses	186,601
Reports to shareholders and proxy solicitation	136,204
Insurance expense	114,500
Administration fee	83,803
Independent auditors’ fees and expenses	80,840
Offering expenses	70,899
Investor relations fees and expenses	65,318
Transfer agent’s fees and expenses	29,399
Miscellaneous	47,662

Total expenses	3,255,451
Less reimbursement of costs by shareholder (Note 6)	(221,182)

Net expenses	3,034,269

Net investment income	6,930,884

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currencies
Net realized gain on:
Investment transactions	16,987,814
Foreign currency transactions	5,618,853

22,606,667

Net change in unrealized appreciation/(depreciation) on:
Investments	19,316,908
Foreign currency translation	(309,640)

19,007,268

Net gain on investments and foreign currencies	41,613,935

Net Increase In Net Assets Resulting From Operations	$48,544,819

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31,
	2006	2005
Increase in Net Assets
Operations
Net investment income	$6,930,884	$6,265,995
Net realized gain on investment transactions	16,987,814	16,748,538
Net realized gain on foreign currency transactions	5,618,853	9,143,219
Net change in unrealized appreciation on investments	19,316,908	13,120,091
Net change in unrealized appreciation on foreign currency translation	(309,640)	(9,088,461)

Net Increase in Net Assets Resulting from Operations	48,544,819	36,189,382

Distributions to Shareholders from:
Net investment income	(8,064,605)	(8,487,831)
Long-term capital gains	(15,156,776)	(9,131,890)

Total decrease in net assets from distributions to shareholders	(23,221,381)	(17,619,721)
Common Stock Transactions
Reinvestment of dividends resulting in the issuance of 65,611 and 26,212 shares of common stock, respectively	824,718	300,532
Payment by shareholder of short-swing profit (Note 5)	19,036	—

Total increase in net assets from common stock transactions	843,754	300,532

Total increase in net assets resulting from operations	26,167,192	18,870,193
Net Assets
Beginning of year	197,420,828	178,550,635

End of year (including distributions in excess of net investment income of ($1,833,137) and ($1,665,273), respectively)	$223,588,020	$197,420,828

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2006	2005	2004	2003	2002
PER SHARE OPERATING PERFORMANCE(1):
Net asset value, beginning of year	$11.75	$10.64	$9.38	$6.84		$5.97

Net investment income	0.41	0.37	0.28	0.12		0.15
Net realized and unrealized gains/(losses) on investments and foreign currencies	2.47	1.79	1.76	2.58		0.93

Total from investment operations	2.88	2.16	2.04	2.70		1.08

DISTRIBUTIONS FROM:
Net investment income	(0.48)	(0.51)	(0.30)	(0.10)		(0.15)
Long-term capital gains	(0.90)	(0.54)	(0.36)	(0.07)		(0.07)
Tax return of capital	—	—	(0.12)	—		—

Total distributions	(1.38)	(1.05)	(0.78)	(0.17)		(0.22)

Payment by shareholder of short-swing profit (Note 5)	— (3)	—	—	—		—
Increase resulting from Fund share repurchase	—	—	—	0.01		0.01

Net asset value, end of year	$13.25	$11.75	$10.64	$9.38	$	`6.84

Market value, end of year	$14.00	$12.99	$10.25	$8.40		$5.73

TOTAL INVESTMENT RETURN BASED ON(2):
Market value	20.09%	38.98%	32.53%	50.40%		12.55%
Net asset value	25.66%	21.11%	23.19%	40.69%		19.04%
RATIO TO AVERAGE NET ASSETS/ SUPPLEMENTARY DATA:
Net assets, end of year (000 omitted)	$223,588	$197,421	$178,551	$157,419		$115,490
Average net assets (000 omitted)	$209,507	$194,946	$166,284	$128,662		$114,213
Net expenses	1.45%	1.48%	1.75%	2.55%		1.76%
Expenses without reimbursement	1.55%	1.48%	1.75%	2.55%		1.76%
Net investment income	3.31%	3.21%	2.85%	1.66%		2.33%
Portfolio turnover	16%	28%	23%	32%		56%

(1)	Based on average shares outstanding.
(2)	Total Investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Amount is less than $0.005 per share.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund’s secondary investment objective is current income. In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the Australian Stock Exchange Limited. For these purposes, “Australian companies” means companies that are tied economically to Australia. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Australian dollar is the functional currency for Federal tax purposes (see Taxes below).

Securities Valuation:

The Fund’s Board of Directors has adopted Pricing and Valuation Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on a consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

Repurchase Agreements:

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at October 31, 2006.

Foreign Currency Translation:

Australian dollar (“A$”) amounts are translated into United States dollars (“US$”) on the following basis:

(i) market value of investment securities, other assets and liabilities—at the exchange rates at the end of the reporting period; and

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized exchange gains/(losses) include realized foreign exchange gains/(losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains/(losses) realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the US$ equivalent amounts actually received or paid. Net unrealized foreign exchange gains/(losses) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

realized and unrealized foreign exchange gains/(losses) shown in the composition of net assets represent foreign exchange gains/(losses) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the US$.

Securities Transactions and Net Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

Foreign Forward Currency Exchange Contracts:

A foreign forward currency exchange contract involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The foreign forward currency exchange contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the foreign forward currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These instruments may involve market risk and credit risk. These risks arise from unanticipated movements in the value of the foreign currencies involved in the transaction and from the potential inability of counterparties to meet the terms of their contracts. There were no foreign forward currency exchange contracts outstanding at October 31, 2006.

Securities Lending:

The Fund’s investment policies permit the Fund to lend to banks and broker-dealers, portfolio securities with an aggregate market value of up to one-third of the Fund’s total assets when it deems advisable. Pursuant to a securities lending agreement (“Agreement”) between the Fund and State Street Bank and Trust Company (“State Street”), any loans made under the Agreement must be secured by collateral (consisting of any combination of U.S. currency and securities issued or guaranteed by the U.S. government or its agencies, or irrevocable bank letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned.

The Agreement also provides that the Fund may terminate the loans at any time and demand the return of the securities, and that the Fund will continue to receive all interest, dividends and other distributions obtained on any of the loaned securities and will continue to have voting rights with respect to the securities.

In the event the Fund lends its portfolio securities, the Fund may be exposed to counterparty risk, which may result in the delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2006, the Board of Directors determined the rolling distribution rate to be 10%, for the 12 month period commencing with the distribution payable in April 2006. This policy is subject to regular review by the Fund’s Board of Directors. Under the policy, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

Recent Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”) entitled “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109”. FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during the fiscal 2008 year and the impact on the Fund’s financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact of the adoption of SFAS 157 on the Fund’s financial statement disclosures is currently being evaluated.

Taxes:

For Federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains/(losses) resulting from the repatriation of Australian dollars into U.S. dollars are recognized for U.S. tax purposes.

No provision has been made for United States of America Federal income taxes because it is the Fund’s policy to meet the requirements of the United States Internal Revenue Code

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Reclassification of Capital Accounts:

For the year ended October 31, 2006, the Fund decreased distributions in excess of net investment income by $965,857, decreased accumulated net realized gains on investment transactions by $855,102, increased accumulated net realized foreign exchange losses by $39,857 and decreased paid-in capital in excess of par by $70,898. These differences are primarily due to differing treatments for foreign currencies, non-deductible expenses and investments in passive foreign investment companies. Net investment income, net realized gains/(losses) and net assets were not affected by this change.

Use of Estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect, wholly-owned subsidiary of the Investment Manager, which is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of Managed Assets between $50 million and $100 million and 0.70% of Managed Assets in excess of $100 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $437,671 to the Investment Adviser during the year ended October 31, 2006.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual rate of 0.04% of the Fund’s average

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

weekly net assets, computed based on the net asset value applicable to the shares of common stock and the amount of any borrowings for investment purposes.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer fee of $5,000 plus out-of-pocket expenses. During the year ended October 31, 2006, the Fund incurred fees of approximately $59,754 for the services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2006 aggregated $33,579,338 and $48,720,264, respectively.

As of October 31, 2006, the Fund had securities on loan with an aggregate market value of $43,085,579. The Fund received $45,758,386 in securities as collateral for securities on loan in accordance with the Fund’s securities lending procedures. Collateral was received in the form of U.S. Treasury Securities that the Fund cannot sell or repledge, and accordingly, are not reflected in the Fund’s assets and liabilities.

Note 4. Tax Information

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:

	October 31, 2006	October 31, 2005
Distributions paid from:
Ordinary Income	$8,586,262	$8,487,831
Net Long-Term Capital Gains	14,635,119	9,131,890

Total Taxable Distribution	$23,221,381	$17,619,721

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income-net	$—
Undistributed long-term capital gains-net	8,389,897

Total undistributed earnings	$8,389,897
Capital loss carryforward	—
Unrealized gain/(loss)-net	79,901,653	*

Total accumulated earnings/(losses)-net	$88,291,550

*	The difference between book-basis and tax-basis unrealized gains/(losses) is attributable to: the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, differing treatments for foreign currencies, and other book/tax temporary differences.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (concluded)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$150,015,281	$69,236,864	$2,234,688	$67,002,176

Note 5. Capital

There are 20 million shares of $0.01 par value common stock authorized. At October 31, 2006, there were 16,869,121 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to NAV is at least 10%. For the fiscal years ended October 31, 2005 and October 31, 2006, the Fund did not repurchase any shares through this program.

On April 26, 2006, the Fund filed a registration statement for the public offering of additional shares of the Fund’s common stock. The registration statement has not yet been declared effective.

Based upon filings with the Securities and Exchange Commission, on October 19, 2006, Landesbank Berlin AG, a wholly-owned subsidiary of Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) (“BGB”), was the beneficial owner of 2,783,741 shares of common stock (constituting approximately 16.5% of the Fund’s shares then outstanding).

In 2006, BGB paid the Fund $19,036, which it indicated represented the gain BGB was deemed to have realized with respect to sales of its shares of the Fund’s common stock within a period of six months of BGB’s purchase of over-the-counter call options to purchase shares of the Fund’s common stock.

Note 6. Reimbursement of Costs by Shareholder

In 2005, the Fund filed a registration statement with the Securities and Exchange Commission (the “2005 Registration Statement”), covering 3,975,000 shares of the Fund’s common stock then owned by BGB. The 2005 Registration Statement was declared effective on December 8, 2005. The expenses in connection with the preparation and filing of the 2005 Registration Statement were paid by the Fund and then reimbursed by BGB. The expenses related to the 2005 Registration Statement are included within the Statement of Operations in the applicable expense category and the aggregate reimbursement is reported separately.

Note 7. Subsequent Event

Subsequent to October 31, 2006, the Board of Directors declared on November 22, 2006 a quarterly distribution of 32 cents per share, payable on January 12, 2007 to shareholders of record on December 4, 2006.

Aberdeen Australia Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Aberdeen Australia Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Australia Equity Fund, Inc. (the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 11, 2006

Aberdeen Australia Equity Fund, Inc.

Federal Tax Information:

Dividends and Distributions (Unaudited)

The following information is provided with respect to the per-share distributions paid by Aberdeen Australia Equity Fund, Inc. during the fiscal year ended October 31, 2006:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividend Income(2)	Foreign Source Income
01/13/06	$0.450000	$0.439836	$0.010164	$0.001624	$0.011788	$0.011788	$0.011788
04/17/06	0.300000	0.000000	0.300000	0.011769	0.311769	0.311769	0.263682
07/14/06	0.310000	0.109954	0.200046	0.007848	0.207894	0.207894	0.175828
10/13/06	0.320000	0.320000	0.000000	0.000000	0.000000	0.000000	0.000000

(1)	The foreign taxes paid represent taxes incurred by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. Investors should consult their tax advisors regarding the appropriate treatment of foreign taxes paid.
(2)	The Fund hereby designates the per share amount indicated above or the maximum amounts allowable by law.

Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Shareholders may elect to have all distributions automatically reinvested in Fund shares pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Generally, shareholders who do not participate in the Plan will receive distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by The Bank of New York (the “Plan Agent”). A shareholder whose shares are held by a broker or nominee that is unable to participate in the Plan may request to have his shares re-registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Distributions payable to Plan participants will be promptly invested. If the Fund declares a distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that distribution in newly issued shares of the Fund’s common stock on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: if on the payable date, the market price of the Fund’s common stock plus any applicable brokerage commission is equal to or exceeds the NAV, Plan participants will receive newly-issued shares of the Fund’s common stock valued at the greater of NAV or 95% of the then-current market price. If, on the other hand, the NAV plus any brokerage commission exceeds the market price at such time, the Plan Agent will buy shares of common stock in the open market. If the market price plus any applicable brokerage commission, exceeds NAV as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly-issued shares valued at the greater of NAV or 95% of the then-current market value. All reinvestments are in full and fractional shares carried to four decimal places.

There is no direct charge to participants for reinvesting distributions, except for brokerage commissions. The Plan Agent’s fees for the handling of the reinvestment of distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases. Purchases and sales may be made through a broker affiliated with the Plan Agent. The automatic reinvestment of distributions does not relieve participants of any federal income tax that may be payable on such distributions.

The Plan also allows participants to make voluntary cash investments by sending additional funds by a check drawn on a U.S. bank, in U.S. dollars, payable to the Plan Agent. Additional voluntary cash investments must be in an amount of at least $100 with a maximum of $10,000 per month, with an aggregate annual limit of $120,000, for the purchases of shares on the open market. Voluntary cash investments will be invested on or before the 15th day of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with

Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

applicable provisions of the federal securities laws. Cash investments may be commingled with the Funds held by the Plan Agent for other shareholders of the Fund, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocated to each participant. In the event a participant’s voluntary cash investment check is returned unpaid for any reason, the participant will be charged a $20.00 return fee.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice or pursuant to telephonic procedures established by the Plan Agent and will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then-current market price, less a sales fee, and send a check to the participant for the proceeds. The sales fee payable will be the lesser of $10 or the net proceeds from the sale of the fractional shares. If the transaction fees and commissions exceed the proceeds from the sale of a fractional share, participants will receive a transaction advice instead of a check. If by giving proper notice to the Plan Agent, participants request cash in lieu of shares upon withdrawal from the Plan, the Plan Agent will sell the shares and send the participant the proceeds less a sales fee of $10 plus brokerage commissions of $0.10 per share.

The Fund or the Plan Agent reserves the right to amend or terminate the Plan either in full or partially upon 90 days’ written notice to shareholders of the Fund.

All correspondence concerning the Plan should be directed to the Plan Agent, The Bank of New York, Shareholder Relations Department, P.O. Box 11258, Church Street Station, New York, NY 10286, or by calling 1-800-432-8224.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (Unaudited)

The names of the Directors and officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or the Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information
Interested Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Moritz Sell** Landesbank Berlin AG 1 Crown Court, Cheapside London EC2V 6LR United Kingdom Age: 39	Class I Director	Term expires 2007; Director since 2004	Mr. Sell has been a director, market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) since 1996. He also served as a Director of the France Growth Fund from 2000 until 2004.	1

Hugh Young *** Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 48	Class II Director	Term expires 2008; Director since 2001	Mr. Young was a Director of Aberdeen Asset Management PLC, parent company of the Fund’s Investment Manager and Investment Adviser, from 1991 to 2002 and is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former Investment Manager) from 2000 to June 2005 and a Director of the Investment Adviser since 2000. From 2001 to February 2004, Mr. Young was President of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.	1

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (Unaudited) (continued)

Board of Directors Information (continued)
Independent Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Anthony E. Aaronson 116 South Anita Avenue Los Angeles, CA 90049 Age: 69	Class I Director	Term expires 2007; Director since 1985	Mr. Aaronson has been a textile agent for over ten years, representing American and European textile mills.	2	Aberdeen Asia-Pacific Income Fund, Inc.

David L. Elsum, A.M. c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 69	Class II Director	Term expires 2008; Director since 1985	Mr. Elsum is Chairman of Queen Victoria Market and Melbourne Wholesale Fish Market, both wholly-owned by the City of Melbourne. For a period in excess of five years, he has served as a non-executive director of Aberdeen Leaders, Ltd., a listed Australian investment company. He is also a member of the Essential Services Commission Appeals Panel in Victoria, Australia, and has served as an advisor to the City of Port Phillip and the State of Victoria since 2004.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

Neville J. Miles c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 60	Chairman of the Board, Class I Director	Term expires 2007; Director since 1996	Mr. Miles has been Chief Executive Officer of Pulse International Pty. Ltd. (financial transaction processing) since 2004. Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (Unaudited) (continued)

Board of Directors Information (concluded)
Independent Directors (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 58	Class III Director	Term expires 2009; Director since 1985	Mr. Potter has been Chairman of Robert Meredith & Co. Inc. (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) from 1989 to 2004.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

Peter D. Sacks Toron Capital Markets 590 King Street West Suite 200 Toronto, Ontario M5V 1M3 Canada Age: 61	Class II Director	Term expires 2008; Director since 1999	Mr. Sacks has been Managing Partner of Toron Capital Markets, Inc. (investment management) since 1988.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

John T. Sheehy B.V. Murray and Company 560 Sylvan Avenue Englewood Cliffs, NJ 07632 Age: 64	Class III Director	Term expires 2009; Director since 1985	Mr. Sheehy has been Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) since 1997.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.
*	Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Sell is deemed to be an interested person because he was appointed as a Director as the representative of Bankgesellschaft Berlin AG, (“BGB”). BGB, now known as Landesbank Berlin Holding AG, was previously the owner, and is now Landesbank Berlin Holding AG, the parent company of the owner, of approximately 16.5% of the outstanding shares of the Fund’s common stock as of October 19, 2006.
***	Mr. Young is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (Unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Martin J. Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 51	President**	Since 2004	Chief Executive and an Executive Director of Aberdeen Asset Management PLC (parent company of the Fund’s Investment Manager and Investment Adviser) (since 1983); Director of Aberdeen Asset Management Asia Limited (the Fund’s Investment Manager) (since 1991); Director of Aberdeen Asset Management Limited (the Fund’s Investment Adviser) (since 2000) and Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former investment manager) (from 2000 to June 2005); Director (since 1995) and President (from 1995 to October 2006) of Aberdeen Asset Management Inc. (the Fund’s Administrator).

Mark Daniels Aberdeen Asset Management Limited Level 6 201 Kent Street Sydney, NSW 2000 Australia Age: 51	Vice President	Since 2005	Head of Australian Equities of the Aberdeen Group (asset management group consisting of subsidiaries of Aberdeen Asset Management PLC) (since 2005); Fund Manager of Aberdeen Asset Managers Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 1990 to 2005).

Beverley Hendry Aberdeen Asset Management Inc. Las Olas Place 300 S.E. 2nd Street Suite 820 Fort Lauderdale, FL 33301 Age: 52	Vice President***	Since 2003	Director (since 1995), Vice President, Managing Director, Latin American operations (from October 2005) and Chief Executive Officer (from 1995 to October 2005) of Aberdeen Asset Management Inc.; Director of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005); Member of Executive Management Committee (since 2002) and Executive Director (from 1991 to 2002) of Aberdeen Asset Management PLC.

Christian Pittard Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 33	Treasurer and Assistant Secretary**	Since 2001	Director and Vice President (since 2006), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 2000 to May 2005); Managing Director of Aberdeen Asset Managers Jersey Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 1999 to November 2005).

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (Unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

James Capezzuto Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 43	Vice President – Compliance**	Since 2005	Vice President and Chief Compliance Officer (since October 2005) and employee (since September 2005) of Aberdeen Asset Management Inc.; Director and associate general counsel of UBS Global Asset Management – Americas region (from 2004 to September 2005); Senior Vice President and Senior Compliance Manager of Bank of America Corporation (from 2003 to 2004); Counsel, Compliance Director of Steinberg Priest & Sloane Capital Management LLC (from 2002 to 2003) and Director and Senior Counsel of Deutsche Asset Management (from 1996 to 2002).

Alan Goodson Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 32	Secretary and Assistant Treasurer**	Since 2005	Vice President and Secretary (since October 2005) and employee (since June 2005) of Aberdeen Asset Management Inc.; Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).
*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on March 9, 2006.
**	Messrs. Gilbert, Pittard, Capezzuto and Goodson hold the same position(s) with Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be a part of the same “Fund Complex” as the Fund.
***	Mr. Hendry serves as Assistant Treasurer of Aberdeen Global Income Fund, Inc. and Vice President of Aberdeen Asia-Pacific Income Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Australia Equity Fund, Inc.

Directors

Neville J. Miles, Chairman

Anthony E. Aaronson

David L. Elsum

William J. Potter

Peter D. Sacks

Moritz Sell

John T. Sheehy

Hugh Young

Officers

Martin Gilbert, President

Beverley Hendry, Vice President

Mark Daniels, Vice President

James Capezzuto, Vice President—Compliance

Christian Pittard, Treasurer and Assistant Secretary

Alan Goodson, Secretary and Assistant Treasurer

Timothy Sullivan, Assistant Treasurer

Donald C. Burke, Assistant Treasurer

Andrea L. Melia, Assistant Treasurer

Sander M. Bieber, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Investment Manager	Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480

Investment Adviser	Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000, Australia

Administrator	Aberdeen Asset Management Inc. 1735 Market Street, 37th Floor Philadelphia, PA 19103

Custodian	State Street Bank and Trust Company One Heritage Drive North Quincy, MA 02171

Transfer Agent	The Bank of New York Shareholder Relations Department P.O. Box 11258 Church Street Station New York, NY 10286 1-800-432-8224

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

Legal Counsel	Dechert LLP 1775 I Street, N.W. Washington, DC 20006

Investor Relations	Aberdeen Asset Management Inc. 1735 Market Street, 37th Floor Philadelphia, PA 19103 1-866-839-5205 InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the American Stock Exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is published weekly in Barron’s and in the Monday edition of The Wall Street Journal.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics

(a)	As of October 31, 2006, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer or persons performing similar functions.

(b)	For purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there were no material changes to the Code of Ethics referred to in 2(b) above.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics referred to in 2(b) above.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed with this Form N-CSR as Item 12(a)(1).

Copies of the Code of Ethics may be requested free of charge by calling toll free on 1-866-839-5205.

Item 3 – Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated David Elsum, Peter Sacks and John Sheehy as Audit Committee Financial Experts. Mr. Elsum, Mr. Sacks and Mr. Sheehy are all considered by the Board to be independent directors as interpreted under this Item 3.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c) [1] Tax Fees	(d) All Other Fees
October 31, 2006	$90,000	Nil	$6,700	Nil
October 31, 2005	$101,140	Nil	$6,100	Nil

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)	Below are the Registrant’s Pre-Approval Policies and Procedures:

(1)	Audit Committee Pre-Approval Policies and Procedures

Refer to Exhibit A.

(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	Non-Audit Fees

	Fiscal Year Ended October 31, 2006	Fiscal Year Ended October 31, 2005
Registrant	$13,400	$6,100
Registrant’s Investment Manager	Nil	Nil

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2006, the audit committee members were:

David Elsum

Peter D. Sacks

John T. Sheehy

(b)	Not applicable.

Item 6 – Schedule of Investments.

Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in March 2006.

The proxy voting policies of the Registrant are referenced Exhibit B and Investment Manager and Investment Adviser are referenced Exhibit C.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

(a)

(1)

Individual & Position	Services Rendered	Past Business Experience
Hugh Young BA (Hons) (Commenced 1985) Managing Director [Singapore]	Responsible for overseeing Asian and Australian equities portfolio management.	Established Aberdeen Asia in 1992 as the Aberdeen Group’s Asia-Pacific headquarters and is the Managing Director of Singapore-based Aberdeen Asset Management Asia Limited.

Peter Hames BA (Economics/Accountancy) (Commenced 1989) Director, Head of Equities [Singapore]	Heads up management of Asia-Pacific equities portfolios.	Joined the Aberdeen London office in 1990 and is the Director of the Fund Investment Manager.

Mark Daniels BEc (Transferred to Aberdeen Sydney Feb 2005)	Director of Aberdeen Sydney and Head of Australian Equities. Oversees management of Australian equities portfolios.	From 1990 to 2005 focused on UK equities and closed-end funds. In 2005, Mark became head of Australian equities of the Aberdeen Group.

Michelle Casas BCom/BAppFin (Commenced May 2004) Assistant Fund Manager	Responsible for Australian equities portfolios management.	Joined the Australian equities team in the Sydney office in 2004.

Natalie Tam BCom (Acct and Finance) (Commenced May 2005) Assistant Fund Manager	Responsible for Australian equities portfolios management.	Joined the Australian equities team in the Sydney office in 2005.

November 2006

(2)

	Registered Investment Company Managed by Portfolio Manager		Pooled Investment Vehicle Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Hugh Young	0	$0	44	$15,670	81	$10,741
Peter Hames	0	$0	44	$15,670	81	$10,741
Mark Daniels	0	$0	3	$207	0	$0
Michelle Casas	0	$0	3	$207	0	$0
Natalie Tam	0	$0	3	$207	0	$0

There are 12 accounts managed by Hugh Young and Peter Hames (with assets under management totaling approximately $2.2 billion) with respect to which part of the advisory fee is based on the performance of the account. The investment strategies of these 12 accounts are significantly different from that of the Fund, so the performance fee should not create any material conflict between the interest of the Portfolio Manager (and consequently, the Advisers) and the interest of the Fund.

(3) Aberdeen recognizes the need to provide a competitive compensation package in order to attract and retain high calibre staff. In addition to an attractive base salary and performance-related bonus, investment professionals also receive a competitive benefits package and participation in a company-wide stock ownership plan. Key executives participate in a substantial stock option plan; also cash-backed and equity-backed long-term incentive plans. The Portfolio Manager does not receive compensation from additional sources. In addition, the Portfolio Manager receives no difference in compensation between work done for the Registrant or other accounts. A description of the various compensation plans is provided below:

Executive Share Option Plan. The Aberdeen Group has an executive share option plan. Options are granted based on assessment of the individual’s expected contribution to future Aberdeen Group performance. Options are granted for no consideration. Options granted may only be exercised once the Aberdeen Group’s Remuneration Committee is satisfied that the prescribed performance criteria are met. The criteria have been chosen as being reflective of success in the industry sector within which the Aberdeen Group operates. The criteria have also been deemed to be appropriate in order to achieve the goal of delivering good returns to clients and shareholders alike.

Share Incentive Plan. The Share Incentive Plan is intended to encourage ownership of shares of Aberdeen PLC by employees of the Aberdeen Group, and is available to all executive directors and employees of the Aberdeen Group, thus aligning their interests with those of the shareholders. All executive directors and employees who have been employed for a minimum period of 12 months may participate in the Share Incentive Plan.

Pension. The Aberdeen Group offers a contributory money purchase pension plan to which the employer’s contribution is 15% of basic salary and the employee contributes 5%. Once an employee becomes a member of the Aberdeen Group’s pension plan, the Aberdeen Group will provide life insurance coverage that provides death-in-service benefits.

Deferred Bonus. During 2003, the Aberdeen Group implemented a deferred bonus plan designed to encourage the retention of certain key employees identified as critical to the Aberdeen Group’s achievement of its long-term goals. An employee benefit trust was established and funded for the purpose of paying potential awards under this plan. Deferred payments made in the form of cash bonuses will be paid to qualifying employees over a three year period from 2004 to 2006.

Long Term Incentive Plan (“LTIP”). The LTIP is administered by an independent professional trustee. Under the LTIP, an award made by the trustee to an eligible participant may take one of the following two forms:

1.	The right to acquire a specified number of shares. The number of shares which may be acquired will be determined by the performance of the Aberdeen Group over the relevant measurement period; or

2.	The acquisition of shares by a participant at the time the award is made. The participant’s ownership of any shares is contingent upon the satisfaction of the Aberdeen Group’s performance targets.

In each case, the rules of the LTIP will ensure that the participant does not acquire ownership of the relevant shares until the end of the measurement period and then only to the extent that the performance targets have been satisfied.

Performance is reviewed on a formal basis once a year and this review influences individual staff members’ subsequent remuneration. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of investment managers, to the investment team. Discretionary bonuses are based on a combination of the team and the individual’s performance, as well as industry comparatives and the Aberdeen Group’s performance as a whole. The weighting of these factors varies and overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also contributory factors. Discretionary bonuses generally range from 10% to 50% of a portfolio manager’s annual salary; equity incentives could provide a substantially greater part of compensation over the longer term (3 years or more).

(4)

(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially owner by the Portfolio Manager
Hugh Young	$10,001-$50,000
Peter Hames	$0
Mark Daniels	$0
Michelle Casas	$0
Natalie Tam	$0

(b) Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2005 through, November 30, 2005	0	0	0	1,680,351

December 1, 2005 through December 31, 2005	0	0	0	1,680,351

January 1, 2006 through January 31, 2006	0	0	0	1,680,351

February 1, 2006 through February 29, 2006	0	0	0	1,680,351

March 1, 2006 through March 31, 2006	0	0	0	1,680,351

April 1, 2006 through April 30, 2006	0	0	0	1,682,405

May 1, 2006 through May 31, 2006	0	0	0	1,682,405

June 1, 2006 through June 30, 2006	0	0	0	1,682,405

July 1, 2006 through July 31, 2006	0	0	0	1,683,744

August 1, 2006 through August 31, 2006	0	0	0	1,683,744

September 1, 2006 through September 30, 2006	0	0	0	1,683,744

October 1, 2006 through October 31, 2006	0	0	0	1,685,312

Total	0	0	0	—

[1]	The Fund’s stock repurchase program was announced on March 19, 2001 and allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2006, there were no material changes to the policies by which shareholders may recommend nominees to the Fund’s Board.

Item 11- Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1) Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Martin Gilbert
Martin Gilbert,
President of
Aberdeen Australia Equity Fund, Inc.

Date: December 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Martin Gilbert
Martin Gilbert,
President of
Aberdeen Australia Equity Fund, Inc.

Date: December 21, 2006

By:	/s/ Christian Pittard
Christian Pittard,
Treasurer of
Aberdeen Australia Equity Fund, Inc.

Date: December 21, 2006

EXHIBIT LIST

12(a)(1) – Code of Ethics

A – Registrant’s Audit Committee Pre-Approval Policies and Procedures

B – Registrant’s Proxy Voting Policies

C – Investment Manager’s and Investment Adviser’s Proxy Voting Policies

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications